Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Common Stock of the Company in connection with the 1999 U S WEST Non-Executive Stock Plan (the "Plan"), on terms generally described in the Plan; and

          WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

         NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS
O. MCGIMPSEY and JILL A. GILPIN, and each of them, as attorneys for him and in his name, place, and stead, and in his capacity as an Officer or Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of June, 1999.


                             /s/ SOLOMON D. TRUJILLO
                             ------------------------------
                                 Solomon D. Trujillo
                                 Chairman, President and Chief Executive Officer
                                  and Director


                             /s/ ALLAN R. SPIES
                             ------------------------------
                                 Allan R. Spies
                                 Executive Vice President and Chief Financial
                                  Officer

                             /s/ JANET K. COOPER
                             ------------------------------
                                 Janet K. Cooper
                                 Vice President and Controller

                                                     Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Common Stock of the Company in connection with the 1998 U S WEST Non-Executive Stock Plan (the "Plan"), on terms generally described in the Plan; and

         WHEREAS, each of the undersigned is a Director of the Company;

         NOW, THEREFORE, each of the undersigned constitutes and appoints THOMAS
O. MCGIMPSEY and JILL A. GILPIN, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 3rd day of June, 1999.

/s/ LINDA G. ALVARADO                   /s/ GEORGE J. HARAD
-----------------------------------     ---------------------------------------
Linda G. Alvarado                       George J. Harad


/s/ CRAIG R. BARRETT                    /s/ PETER S. HELLMAN
-----------------------------------     ---------------------------------------
Craig R. Barrett                        Peter S. Hellman


/s/ THE HONORABLE HANK BROWN            /s/ MARILYN C. NELSON
-----------------------------------     ---------------------------------------
The Honorable Hank Brown                Marilyn C. Nelson


                                        /s/ FRANK P. POPOFF
-----------------------------------     ---------------------------------------
Jerry J. Colangelo                      Frank P. Popoff


/s/ MANUEL A. FERNANDEZ                 /s/ SOLOMON D. TRUJILLO
-----------------------------------     ---------------------------------------
Manuel A. Fernandez                     Solomon D. Trujillo